Cost of Revenues (Details) ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Cost of Revenues
Revenue sharing fees		$ 6,914	¥ 47,539	¥ 72,613	¥ 72,027
Content and operational costs		71,539	491,868	466,379	470,813
Bandwidth costs		8,311	57,141	55,050	64,200
Sales taxes and related surcharges				133,155	119,767
Total	[1]	$ 86,764	¥ 596,548	¥ 727,197	¥ 726,807

[1]	Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):Net advertising revenues 98,413 67,393 41,482 6,033Paid services revenues 122,844 139,149 87,131 12,673Cost of revenues (29,057) (57,057) (30,167) (4,388)Sales and marketing expenses (1,277) (748) (4,341) (631)General and administrative expenses (260) (6,245) (7,918) (1,152)